EXHIBIT 99.2

JOINT VENTURE AGREEMENT

THIS AGREEMENT is made and executed this 6th day of March, 2006, by and between FreedomRoads Holding Company, LLC, a Minnesota limited liability company (“FreedomRoads”), and Camping World, Inc., a Kentucky corporation (“Camping World”). FreedomRoads and Camping World are referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

Recitals

1.                                       Through its wholly-owned subsidiaries, FreedomRoads operates a multi-dealership chain engaged in the retail sale, finance and service of recreational vehicles (“RVs”).

2.                                       FreedomRoads is the largest RV retailer in the United States, currently operating 52 locations across the United States including; Florida, Alabama, South Carolina, North Carolina, Tennessee, Pennsylvania, Ohio, New York, New Jersey, Nevada, New Hampshire, Indiana, Illinois, Texas, New Mexico, Utah, Colorado, California, Michigan, Georgia, and Washington State.

3.                                       In addition to retail sales of RVs, each of FreedomRoads’ 52 locations provides comprehensive service and parts departments for the customers’ convenience.

4.                                       Through its wholly-owned subsidiaries, Camping World is a national specialty retailer of merchandise, accessories and services for RV owners and camping enthusiasts.

5.                                       Camping World currently has 44 Camping World retail locations, which are located in 24 states.

6.                                       Camping World has a high level of positive brand recognition, an effective triple channel distribution strategy (stores, catalogs and online) and a commitment to offer a broad selection of specialized RV products and services at competitive prices combined with technical assistance and on-site installation.

7.                                       Camping World is strategically located in areas where high concentrations of RV owners live or in proximity to destinations frequented by RV users. Consistent with that strategy, Camping World seeks to locate its retail supercenters next to RV dealerships, which provides Camping World with increased retail traffic.

8.                                       FreedomRoads and Camping World are desirous of entering into this Agreement for the purpose of forming a joint venture to provide mutual benefits with respect to purchasing, marketing and other business relationships intended to mutually enhance the business of each of the Parties.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties agree as follows:

I.                                        THE VENTURE

A.          FORMATION OF JOINT VENTURE:

FreedomRoads and Camping World hereby form a joint venture (the “Venture”) upon the terms and conditions set forth herein.

1.             ORGANIZATIONAL STRUCTURE:     The Venture shall not be incorporated or otherwise formally organized as a separate entity, it being expressly intended by the Parties that the sole purpose of the Venture is as set forth in Section I.A.2. below. Neither the Venture nor ownership in the Venture shall be saleable, assignable, transferable or otherwise owned or operated by any party other than the Parties.

2.             PURPOSE:             The sole and exclusive purpose of the Venture is for the Parties to act cooperatively with a view to maximizing synergies and, to that end, to locate, establish and utilize mutually beneficial relationships that are available only to the Parties acting together that would not otherwise be available to either Party independently (each an “Opportunity” and collectively the “Opportunities”). The Venture shall not jointly own or operate any business or property or share any joint expenses, liabilities, commitments or obligations.

3.             CAPITAL:                                       Each Party shall be responsible for and shall pay its own expenses, liabilities, commitments and obligations and therefore the Venture shall not utilize any jointly owned capital.

4.             INTEREST IN THE VENTURE:          The interest of each Party in the Venture shall be the benefits it derives from the Opportunities as compared to similar relationships that would have existed but for the Venture. Neither Party shall have any interest in the revenue or income of the other Party or be obligated to account to the other in connection with the benefits derived by it from any Opportunity.

B.             OPERATION OF VENTURE:

1.                                     OVERSIGHT:                         FreedomRoads shall operate the Venture and oversee Opportunities. All material decisions and policies affecting the operation of the Venture shall be subject to the unanimous written consent of the Parties.

2.                                     PRESENTATION OF OPPORTUNITIES:                          As an Opportunity arises, the Party that discovered or developed the Opportunity shall present the Opportunity to the other Party and shall inform the other Party of (a) the nature of the Opportunity, (b) the Parties involved, (c) the benefits to each Party of the Opportunity and (d) the obligations of each Party with respect to the Opportunity.

3.                                     ACCEPTANCE OF OPPORTUNITIES.                                     Promptly following the presentation of the Opportunity, the Party to whom the Opportunity has been presented shall accept or reject participation in the Opportunity. Neither Party shall have any obligation or liability with respect to an Opportunity until that Opportunity has been approved by in writing by the President of the Party to be bound.

4.                                     NATURE OF OPPORTUNITIES.                    Without the express written consent of both Parties, neither the Venture nor either of the Parties shall, directly or indirectly, (a) make or commit to make any investment in the other Party or any affiliate of the other Party or a distribution from the other Party or any affiliate of the other Party; (b) transfer, sell, lease, assign or otherwise dispose of any property of the other Party or any affiliate of the other Party or commit to any such transaction; (c) merge into or consolidate with the other Party or any affiliate of the other Party or purchase or acquire property from the other Party or an affiliate of the other Party or commit to any such transaction; or (d) enter into any other transaction directly or indirectly obligating the other Party (including, without limitation, guarantees and assumptions of obligations).

5.                                     TRANSFER PRICING.                          Since the objective of the Venture is to discover or develop Opportunities that mutually benefits the Parties, without the express written consent of both Parties, all Opportunities shall be established, priced, allocated and administered pursuant to the reasonable requirements of the business of each Party and upon fair and reasonable terms no less favorable to each Party than would be obtainable in a comparable arm’s length transaction with an independent third Party.

6.                                     PROPRIETARY MARKS.    The trade names, trademarks, service marks and other intangible property and intellectual property used by each Party shall remain that Party’s the sole and exclusive property and shall not be used by the other Party or any affiliate of the other Party without prior express written consent.

7.                                     APPLICABLE AGREEMENTS AND LAWS.   The Venture, the Opportunities and rights and obligations of the Parties hereunder shall be subject in all respects to all applicable laws, regulations, policies and orders of governmental authorities and all indentures, agreements and other instruments binding upon either Party or any affiliate of the other Party or any of their respective property.

C.             TERM:

The Venture Parties agree that they shall remain committed to the Venture format, composition, and operation as described in this Agreement for at least two years. Following the second anniversary of the date of execution of this Agreement, this Agreement may be terminated by either Party upon thirty days’ written notice to the other Party for any reason, with or without cause.

D.                                    TERMINATION:

1.                                       Notwithstanding any other provision of this Agreement, this Agreement shall automatically terminate without notice or opportunity to cure if:

a.                                       Either Party shall become insolvent or make an assignment of all or any part of its property or assets for the benefit of creditors, or if there shall be commenced in any court or tribunal any proceeding, voluntary or involuntary, to declare either Party insolvent, bankrupt, or unable to pay its debts, or if a receiver, trustee, or other custodian of either Party’s property, assets, or business shall be appointed by any court; or

b.                                      Either Party shall transfer or assign this Agreement or any rights or duties hereunder or any interest in this Agreement without the prior written consent of the other Party.

2.                                       Notwithstanding any other provision of this Agreement, either Party (the “Terminating Party”) may terminate this Agreement upon written notice to the other Party (the “Defaulting Party”) as a result of noncompliance with the terms of this Agreement or any other agreement between the Parties or their affiliates. Such notice shall specify the area(s) of noncompliance and offer the Defaulting Party thirty days in which to cure such noncompliance.

3.                                       Upon termination or expiration of this Agreement for any reason, all rights and obligations of the Parties hereunder shall simultaneously terminate.

E.              COMPENSATION:     No salary, fees, commissions or other compensation shall be paid by the Venture to any Party or employee for any services rendered to the Venture, or in connection with any of its business or property.

II.                                     MISCELLANEOUS

A.                                   Neither the Venture nor either Party or any affiliate of either Party shall hold itself out as being the agent, representative, employee or the principal of the other Party or any affiliate of the other Party. This Agreement does not constitute either Party the agent of the other, nor does it create a partnership or any form of juristic person or entity. No Party shall have any authority or right to assume or create obligations of any kind or nature, express or implied, on behalf of, or in the name of any other Party or any affiliate of the other Party, nor to accept service of any legal process of any kind addressed to or intended for any other Party or any affiliate of the other Party, nor to bind the other Party or any affiliate of the other Party in any respect, without the specific prior written authorization of the other Party.

B.                                     Neither Party shall sell, assign or transfer (collectively “transfer”), any of its rights or obligations contemplated by in this Agreement without first obtaining the written consent of the other Party. This Agreement shall inure to the benefit of and be binding upon the Parties, their affiliates, successors, trustees, permitted assigns, receivers and legal representatives but shall not inure to the benefit of any other person or entity.

C.                                     This Agreement contains the entire and only agreement between the Parties with respect to the subject matter hereof, and no oral statements or representations or prior written matter not contained herein or therein shall have any force or effect. This Agreement shall not be modified in any way except as approved by the shareholders of each Party and evidenced by a writing subscribed by the Parties by their duly authorized representatives. No amendment of this Agreement or its exhibits or schedules shall be of any force or effect unless reduced to writing and executed in writing by the Parties in the same manner as the present Agreement.

D.                                    The Parties recognize that a breach of this Agreement would cause irreparable injury and that damages at law would be difficult to ascertain. The Parties therefore consent to the granting of equitable relief by way of a restraining order or temporary or permanent injunction by any court of competent jurisdiction to prohibit the breach or enforce the performance of the covenants contained in this Agreement.

E.                                      In the event that any of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision thereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the Parties shall to the fullest extent possible modify any such provision to the extent required to carry out the general intention of this Agreement and to impart validity thereto.

F.                                      No forbearance, indulgence, or relaxation or inaction by any Party at any time to require performance of any provisions of this Agreement shall in any way affect, diminish or prejudice the right of that Party to require performance of that provision and any waiver or acquiescence by a Party in any breach of any provision of this Agreement shall not be construed as a waiver or acquiescence in any continuing or succeeding breach of such provision, a waiver or an amendment of the provision itself or a waiver of any right under or arising out of this Agreement or acquiescence in or recognition of rights or positions other than as expressly stipulated in this Agreement.

G.                                     This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which shall constitute one and the same Agreement.

H.                                    Each Party and its affiliates shall be free to pursue any other business opportunities as each may determine in their sole discretion without any such action being considered a violation of any implied or express duty of that Party to the other Party or a misappropriation of a corporate opportunity that should have been offered to the Venture or the other Party.

I.                                         The headings of the sections of this Agreement are for convenience only and are not to be considered part of the Agreement or used in determining its content or context.

J.                                        No amendment, change or variance from this Agreement shall be binding unless executed by both Parties in writing.

IN WITNESS WHEREOF, the Parties have executed this Joint Venture Agreement on the day and the year first written above.

FREEDOMROADS HOLDING COMPANY, LLC

By:	/s/ Marcus A. Lemonis
Its:	Vice Chairman and Chief Executive Officer

CAMPING WORLD, INC.

By:	/s/ Stephen Adams
Its:	Chairman